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                                                             EXHIBIT 10.25
                                SECOND AMENDMENT
                          TO CREDIT CARD RECEIVABLES
                              PURCHASE AGREEMENT


   THIS SECOND AMENDMENT TO CREDIT CARD RECEIVABLES PURCHASE AGREEMENT, dated as of December 18, 1996, is entered into among BARTON CAPITAL CORPORATION, a Delaware corporation (the "Company"), SOCIETE GENERALE, a French banking corporation, as agent for the Company (in such capacity, the "Agent"), HURLEY STATE BANK, a South Dakota bank ("HSB"), SPS TRANSACTION SERVICES, INC., a Delaware corporation ("SPST"), DEAN WITTER, DISCOVER & CO., a Delaware corporation (the "Guarantor"), and SPS PAYMENT SYSTEMS, INC., a Delaware corporation, as servicer (the "Servicer").

                                   RECITALS

   A. The Company, the Agent, HSB, SPST, the Guarantor and the Servicer are parties to that certain Credit Card Receivables Purchase Agreement, dated as of December 30, 1992 (as heretofore amended, the "Agreement"); and

   B. The Company, the Agent, HSB, SPST, the Guarantor and the Servicer desire to amend the Agreement in certain respects to modify the meaning of certain provisions as hereinafter set forth.

                                  AGREEMENT

   NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

   1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meaning herein as in the Agreement.

   2. Amendment to the Agreement.  The Agreement is hereby amended as follows:

   2.1  Appendix A of the Agreement is amended by deleting ".22%" in clause
(ii) of the definition of "Program Fee" and substituting therefor ".175%."

   2.2 Appendix A of the Agreement is further amended by deleting the date "December 26, 1996" in clause (i) of the definition of "Expiration Date" and substituting therefor the date "April 15, 1997. "

   2.3 Appendix A of the Agreement is further amended by deleting .25% in clause (ii) of the definition of "Commitment Fee" and substituting therefor
 .175%.

   3. Representations and Warranties. Each of HSB, SPST, the Guarantor and the Servicer hereby represents and warrants to the Company and the Agent, but in each case solely as to itself, as follows:

      a. Representations and Warranties. Its representations and warranties contained in Section 3.1 of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date).
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      b. Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their terms.

      c. No Termination Event. No Termination Event (matured or unmatured) has occurred and is continuing.

   4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After the Amendment becomes effective, all references in the Agreement to "this Agreement, " "hereof, " "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or implied waive, amend or supplement any provision of the Agreement other than as set forth herein.

   5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

   6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

   7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to any otherwise applicable principles of conflicts of law.

   8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.
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   IN WITNESS WHEREOF, the Company, the Agent, HSB, SPST, the Guarantor and
the Servicer have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          BARTON CAPITAL CORPORATION

                                          By:  Elizabeth S. Eldridge
                                          Title: Vice President


                                          SOCIETE GENERALE, as the Agent:

                                          By: Martin J. Finan
                                          Title:  Vice President


                                          HURLEY STATE BANK

                                          By: Russell J. Bonaguidi
                                          Title:  Vice President and
                                                  Controller


                                          SPS TRANSACTION SERVICES, INC.

                                          By: Michael J. Hartigan, Jr.
                                          Title:  Vice President, Assistant
                                                  General Counsel and
                                                  Assistant Secretary


                                          DEAN WITTER, DISCOVER & CO.

                                           By: Birendra Kumar
                                          Title: Treasurer



SPS PAYMENT SYSTEMS, INC.

                                          By: Michael J. Hartigan, Jr.
                                          Title:  Vice President, Assistant
                                                  General Counsel and
                                                  Assistant Secretary


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